BLACKROCK FUNDS III

iShares S&P 500 Index Fund

(the “Fund”)

Supplement dated December 30, 2021 to the Statement of Additional Information (“SAI”)

of the Fund, dated April 30, 2021, as supplemented to date

Effective January 1, 2022, the following changes are made to the Fund’s SAI:

The section entitled “Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Managers” is revised as follows:

The first paragraph is deleted in its entirety and replaced with the following:

Paul Whitehead, Suzanne Henige, CFA, Jennifer Hsui, CFA, and Amy Whitelaw are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Master Portfolio’s portfolio.

The sub-section entitled “Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

The following table sets forth information about funds and accounts other than the Fund for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of December 31, 2020.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Suzanne Henige, CFA	79 $134.31 Billion	5 $3.71 Billion	0 $0	0 $0	0 $0	0 $0
Jennifer Hsui, CFA	335 $1.64 Trillion	63 $92.13 Billion	30 $33.26 Billion	0 $0	0 $0	0 $0
Paul Whitehead*	0 $0	0 $0	0 $0	0 $0	0 $0	0 $0
Amy Whitelaw	366 $1.69 Trillion	114 $50.57 Billion	0 $0	0 $0	0 $0	0 $0

*	Information provided as of November 30, 2021.

The first paragraph of the sub-section entitled “Portfolio Manager Compensation Overview” is deleted in its entirety and replaced with the following:

The discussion below describes Mses. Henige’s, Hsui’s and Whitelaw’s compensation as of December 31, 2020 and Mr. Whitehead’s compensation as of November 30, 2021.

The last sentence of the first paragraph of the sub-section entitled “Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

The performance of Mr. Whitehead and Mses. Henige, Hsui and Whitelaw is not measured against a specific benchmark.

The first paragraph of the sub-section entitled “Portfolio Manager Beneficial Ownership” is deleted in its entirety and replaced with the following:

As of November 30, 2021 Mr. Whitehead did not beneficially own any shares of the Fund. As of December 31, 2020, Mses. Henige, Hsui and Whitelaw did not beneficially own any shares of the Fund.

Shareholders should retain this Supplement for future reference.

SAI-S&P500-1221SUP

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